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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                                                 August 15, 1997
Date of Report (Date of earliest event reported)................................


                         TARRAGON REALTY INVESTORS, INC.
 ................................................................................
             (Exact name of registrant as specified in its charter)


Nevada                         0-8003               94-2432628
 ................................................................................
(State or other jurisdiction   (Commission          (I.R.S. Employer
       of incorporation)       File No.)            Identification No.)


3100 Monticello, Suite 200, Dallas, Texas                        75205
 ................................................................................
    (Address of principal executive offices)                     (Zip Code)


                                                           (214) 599-2200
Registrant's telephone number, including area code..............................


                                 Not Applicable
 ................................................................................
          (Former name or former address, if changed since last report)









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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

This Form 8-K/A amends a Form 8-K Current Report dated August 15, 1997, and filed September 2, 1997, by Tarragon Realty Investors, Inc., (the "Company") only to provide required financial statements that were not available at the date of the original filing.

On August 15, 1997, the Company purchased Park 20 West Office Park (the "Property") for $3.5 million. The purchase price was based on an estimated capitalization rate of approximately 16% and exceeds 10% of the Company's consolidated assets at November 30, 1996. The Property consists of ten office buildings, eight of which are single story, comprising 69,066 square feet and is located in Tallahassee, Florida. Two of the buildings were constructed in the early 1950s, and the remaining buildings were constructed in 1972. The Property is currently 94% occupied, with 91% of the total square footage occupied by three tenants: General Dynamics, Tallahassee Community College, and the State of Florida - Department of Corrections. The Property was purchased from Adar Realty Company, a New York general partnership which has no other relationship to the Company.

A portion of the purchase price was financed through a $648,000 loan to the Company from Tarragon Realty Advisors, Inc. ("Tarragon"), the Company's advisor. The loan from Tarragon bore interest at prime plus 1% per annum and was repaid in October 1997 with funds from the Company's working capital. A portion of the purchase price was financed through the assumption of an existing first mortgage loan in the amount of $1.9 million held by Mellon Mortgage Company. The mortgage loan bears interest at 8.68% per annum, is payable in monthly installments of principal and interest of $17,585, and matures in March 2006. The cash portion of the purchase price totaling $996,000, including earnest money deposits paid prior to closing, was funded by the Company's cash on hand. In connection with the acquisition, the Company paid an acquisition fee of $34,550 to Tarragon.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of property acquired:

The audited statement of revenues and direct operating expenses for the Property for the year ended December 31, 1996, is provided.

(b)      Pro forma financial information:

Pro forma statements of operations are presented for the fiscal year ended November 30, 1996, and the six months ended May 31, 1997. A pro forma balance sheet as of May 31, 1997, is also presented. The pro forma statements of operations present the Company's operations as if the transaction described in
Item 2. had occurred at the beginning of each of the periods presented.

(c)      Exhibits:


Exhibit
Number                                   Description
   99.0 Audited Statement of Revenues and Direct Operating Expenses of Park 20 West Office Park for the year ended December 31, 1996

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                         TARRAGON REALTY INVESTORS, INC.
                                    PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                  MAY 31, 1997
                                   (Unaudited)



                                               Actual    Acquisition (1) Pro forma
                                             ----------  --------------- ----------
                                                    (dollars in thousands)
                 Assets
Notes and interest receivable .............  $      128   $       --     $      128
Real estate held for sale, net of
     accumulated depreciation .............       4,308           --          4,308
                                             ----------   ----------     ----------
                                                  4,436           --          4,436

Less - allowance for estimated
     losses ...............................        (241)          --           (241)
                                             ----------   ----------     ----------
                                                  4,195           --          4,195
Real estate held for investment, net
     of accumulated depreciation ..........      24,336        3,504         27,840
Investments in and advances to
     partnerships .........................         870           --            870
Cash and cash equivalents .................       1,876       (1,031)           845
Restricted cash ...........................         367          157            524
Other assets, net .........................       1,341           --          1,341
                                             ----------   ----------     ----------
                                             $   32,985   $    2,630     $   35,615
                                             ==========   ==========     ==========

  Liabilities and Stockholders' Equity

Liabilities
Notes, debentures, and interest
     payable ..............................  $   21,609   $    1,951     $   23,560
Other liabilities .........................         950          679          1,629
                                             ----------   ----------     ----------
                                                 22,559        2,630         25,189

Commitments and contingencies..............
Minority interest .........................         415           --            415
Stockholders' equity
Common stock, $.01 par value;
     authorized shares, 20,000,000;
     shares issued and outstanding,
     1,334,750 (after deducting 13,237
     held in treasury) ....................       2,223           --          2,223
Paid-in capital ...........................      43,644           --         43,644
Accumulated distributions in excess
     of accumulated earnings ..............     (35,856)          --        (35,856)
                                             ----------   ----------     ----------
                                                 10,011           --         10,011
                                             ----------   ----------     ----------
                                             $   32,985   $    2,630     $   35,615
                                             ==========   ==========     ==========




-------------------
(1) Assumes acquisition of Park 20 West Office Park by the Company on May 31, 1997.


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                         TARRAGON REALTY INVESTORS, INC.
                                    PRO FORMA
                             STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED MAY 31, 1997
                                   (Unaudited)

                                                       Park 20
                                           Actual      West (1)    Pro forma
                                         ----------   ----------   ----------
                                        (dollars in thousands, except per share)
Income
   Rentals ...........................   $    4,511   $      442   $    4,953
   Interest ..........................          124           --          124
   Equity in (loss) of partnerships...          (55)          --          (55)
                                         ----------   ----------   ----------
                                              4,580          442        5,022
Expenses
   Property operations ...............        2,552          247        2,799
   Interest ..........................          982           84        1,066
   Depreciation ......................          427           35          462
   Advisory fees to affiliate ........          142           --          142
   General and administrative ........          241           --          241
                                         ----------   ----------   ----------
                                              4,344          366        4,710
                                         ----------   ----------   ----------

Income before minority interest ......          236           76          312
Minority interest in (income)
   of consolidated partnership .......           (7)          --           (7)
                                         ----------   ----------   ----------

Net income ...........................   $      229   $       76   $      305
                                         ==========   ==========   ==========

Earnings per share

Net income ...........................   $      .17                $      .23
                                         ==========                ==========
Weighted average shares of
   common stock used in
   computing earnings per share ......    1,342,670                 1,342,670
                                         ==========                ==========







---------------
(1) Assumes acquisition of Park 20 West Office Park by the Company on December 1, 1996, and accordingly represents operations for the six months ended May 31, 1997.


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                         TARRAGON REALTY INVESTORS, INC.
                                    PRO FORMA
                             STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1996
                                   (Unaudited)

                                                          Park 20
                                              Actual      West (1)     Pro forma
                                            ----------   ----------   ----------
                                           (dollars in thousands, except per share)
Income
   Rentals ..............................   $    9,357   $      813   $   10,170
   Interest .............................          127           --          127
   Equity in (loss) of partnerships .....          (20)          --          (20)
                                            ----------   ----------   ----------
                                                 9,464          813       10,277
Expenses
   Property operations ..................        6,047          492        6,539
   Interest .............................        1,929          168        2,097
   Depreciation .........................          914           70          984
   Advisory fees to affiliate ...........          181           --          181
   General and administrative ...........          466           --          466
                                            ----------   ----------   ----------
                                                 9,537          730       10,267
                                            ----------   ----------   ----------
Income (loss) before net gain
   on sale of real estate and
   extraordinary gain ...................          (73)          83           10
Net gain on sale of real estate .........          673           --          673
                                            ----------   ----------   ----------

Income from continuing operations........   $      600   $       83   $      683
                                            ==========   ==========   ==========

Earnings per share

Income from continuing operations........   $      .44                $      .50
                                            ==========                ==========

Weighted average shares of
   common stock used in
   computing earnings per share .........    1,354,415                 1,354,415
                                            ==========                ==========




--------------

(1) Assumes acquisition of Park 20 West Office Park by the Company on December 1, 1995, and accordingly represents operations for the year ended November 30, 1996.

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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TARRAGON REALTY INVESTORS, INC.


                                              By:  /s/ Robert C. Irvine
                                                 -------------------------------
                                              Robert C. Irvine
                                              Executive Vice President and
                                              Chief Financial Officer

DATED:   November 3, 1997































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                         TARRAGON REALTY INVESTORS, INC.
                                INDEX TO EXHIBITS
                          CURRENT REPORT ON FORM 8-K/A

                              Dated August 15, 1997




Exhibit                                                                  Page
Number                  Description                                      Number
-------                 -----------                                      ------
 99.0     Audited Statement of Revenues and Direct Operating
          Expenses of Park 20 West Office Park for the year ended          8
          December 31, 1996




































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